UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

On March 16, 2021, National Fuel Gas Company (the “Company”) filed with the Treasurer of the State of New Jersey a Certificate of Amendment (the “Certificate of Amendment”) to amend its Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”). The Company’s stockholders approved the amendment of the Restated Certificate of Incorporation at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The amendment modifies the rights of holders of the Company’s common stock, par value $1.00 per share.

The amendment modifies Article SIXTH of the Restated Certificate of Incorporation to provide for the declassification of the Company’s Board of Directors over the next three years. Beginning at the Company’s 2022 annual meeting of stockholders, directors standing for election will be elected to one-year terms rather than three-year terms. By the 2024 annual meeting of stockholders, the Board of Directors will be completely declassified and all directors will stand for election annually.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which has been filed as Exhibit 3.1 hereto and is expressly incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 11, 2021. At the Annual Meeting, the stockholders elected David H. Anderson, David P. Bauer, Barbara M. Baumann and Rebecca Ranich as directors for three-year terms. The stockholders also approved named executive officer compensation in a non-binding advisory vote, approved the amendment of the Restated Certificate of Incorporation to declassify the Board of Directors and ratified the appointment of an independent registered public accounting firm for fiscal 2021.

The vote with respect to Mr. Anderson was as follows: For, 73,372,756 (99.1% of the votes cast); Withheld, 700,749; Broker Non-Votes, 8,915,344. The vote with respect to Mr. Bauer was as follows: For, 73,554,501 (99.3% of the votes cast); Withheld, 519,004; Broker Non-Votes, 8,915,344. The vote with respect to Ms. Baumann was as follows: For, 73,544,737 (99.3% of the votes cast); Withheld, 528,768; Broker Non-Votes, 8,915,344. The vote with respect to Ms. Ranich was as follows: For, 68,555,572 (92.6% of the votes cast); Withheld, 5,517,933; Broker Non-Votes, 8,915,344.

The advisory vote with respect to approval of named executive officer compensation was as follows: For, 71,145,042 (96.82% of the votes cast); Against, 2,334,805; Abstain, 593,658; Broker Non-Votes, 8,915,344.

The vote with respect to approval of the amendment of the Restated Certificate of Incorporation to declassify the Board of Directors was as follows: For, 72,768,750 (98.9% of the votes cast); Against, 841,438; Abstain, 463,317; Broker Non-Votes, 8,915,344.

The vote with respect to ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2021was as follows: For, 81,640,189 (98.7% of the votes cast); Against, 1,101,342; Abstain, 247,318; Broker Non-Votes, 0.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 3.1	Certificate of Amendment of Restated Certificate of Incorporation, as amended, of National Fuel Gas Company

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Sarah J. Mugel
Sarah J. Mugel
General Counsel & Secretary

Dated: March 16, 2021